UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC   20549




                          CURRENT REPORT


                             FORM 8-K


                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


                         January 31, 2002
         Date of Report (Date of earliest event reported)



    DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
      (Exact name of registrant as specified in its charter)



        Wisconsin                0-21455          39-1518732

(State or other jurisdiction  (Commission File (IRS Employer
of incorporation)               Number)        Identification
No.)


                   250 Patrick Blvd, Suite 140
                  Brookfield, WI                       53045-5864
          (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:(262) 792-9200

ITEM 2:   Acquisition or Disposition of Assets

On January 31, 2002, the Partnership sold The Meadows II (Phases II, III & IV) Apartments located at 225 Thompson Drive in the city of Madison, county of Dane, Wisconsin (the "Property") in a transaction that was structured so as to qualify as a like-kind exchange under Section 1031 of the Internal Revenue Code. In the transaction, the Partnership transferred the property to Associated Bank Milwaukee (a "Qualified Intermediary"), who in turn transferred the property to T.P. Meadows Apartments, LLC (the "Buyer"). The purchase price of $15,956,436 was paid in cash at the closing pursuant to an Option to Purchase the Property dated September 10, 2001. The net proceeds of approximately $6.7 million (after pay-off of the mortgage of approximately $8.8 million, mortgage prepayment penalty, sales commissions, closing prorations, and related expenses) are being held by the Qualified Intermediary pursuant to the terms of the Exchange Agreement between the Partnership and the Qualified Intermediary and are intended to be used for the acquisition of a replacement property.

There is no material relationship between the Buyer and the Partnership or any of its affiliates, any General Partner, director or officer of the Partnership, or any associate of any such General Partner, director or officer.

The foregoing description of the sale of the Property does not purport to be complete and is qualified in its entirety by reference to the agreements between the parties, copies of which are attached as Exhibits to this report.

ITEM 7:   Financial Statements and Exhibits

(b) Pro Forma Financial Information

It is impracticable at this time to provide the required pro forma financial information at the time this Form 8-K is being filed.
The Registrant will file the following required pro forma financial information as an amendment to this report as soon as practicable, and in any event no later than April 16, 2002:

     Pro forma condensed balance sheet at December 31, 2001.

     Pro forma condensed statement of income for the period ended
     December 31, 2001.

     Notes to pro forma financial information.

(C) Exhibits

See Exhibit Index following the Signature Page of this report, which is incorporated herein by reference.

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Decade Companies Income Properties,
                         A Limited Partnership
                                   (Registrant)

                         By: Decade Companies
                            (General Partner of the Registrant)

     Date: February 15, 2002  By:   /s/ Jeffrey Keierleber
                            Jeffrey Keierleber,
                            Principal Executive Officer and
                            Principal Financial and
                            Accounting Officer of the Registrant

    DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
                        (The "Registrant")
                  (Commission File No. 0-21455)

                          EXHIBIT INDEX
                     FORM 8-K CURRENT REPORT
                 Date of Report: January 31, 2002


Exhibit                                            Filed
Number                Description                 Herewith

10.31     Option to Purchase between Partnership and Comprehensive
          Management Services, Inc.                    X

10.32  Letter Notice from Comprehensive Management Services,
       Inc. exercising option to purchase.          X

10.33  Exchange Agreement Between Partnership and Qualified
       Intermediary                                          X

10.34  Notice of assignment of Purchase and Sale Agreement
       with respect to exchangor's like kind exchange with
       buyer acknowledgment attached.            X

10.35  Letter of Direction with respect to exchangor's like-kind
       exchange                                       X

10.36  Bill of Sale between the Partnership and T.P. Meadows
       Apartments, LLC                                X

10.37  Assignment of Leases and Security Deposits between the
       Partnership and T.P. Meadows Apartments, LLC   X

10.38  Assignment of Contracts between the Partnership and T.P.
       Meadows Apartments, LLC                        X

EXHIBIT 10.31

WB-24 OPTION TO PURCHASE

The Seller, DECADE COMPANIES INCOME PROPERTIES, a limited partnership, hereby grants to Buyer, COMPREHENSIVE MANAGEMENT SERVICES, INC., an option to purchase (Option) the Property known
as [Street Address] Meadows II   Phases II, III & IV, 225 Thompson
Drive in the City of Madison, County of Dane, Wisconsin, (if this Option is to be recorded, insert legal description at lines 218-224 or attach as an addendum per line 225) on the following terms:
DEADLINE FOR GRANT OF OPTION. This Option is void unless a copy of the Option which has been signed by or on behalf of all Owners is delivered to Buyer on or before September 10, 2001 (Time is of the Essence).
OPTION TERMS. An option fee of $10,000.00 will be paid by Buyer upon the granting of this Option, and shall not be refundable if the Option is not exercised. If the Option is exercised, $10,000.00 of the option fee shall be a credit against the purchase price at closing. This Option may only be exercised by delivering written notice to Seller no later than midnight, September 30, 2001. Buyer may sign and deliver the notice at lines 247-248, or may deliver any other written notice which specifically indicates an intent to exercise this Option. The option fee shall be paid to and held by Decade Properties, Inc. This Option, or a separate instrument evidencing this Option, may not be recorded. CAUTION:
FAILURE TO RECORD MAY GIVE PERSONS WITH SUBSEQUENT INTERESTS IN THE PROPERTY PRIORITY OVER THIS OPTION.
TERMS OF PURCHASE. If this Option is exercised per the terms of this Option, the following shall be the terms of purchase:
PURCHASE PRICE. Fifteen Million Nine Hundred Fifty-Six Thousand Four Hundred Thirty-Six and No/100 Dollars ($15,956,436.00) will be paid in cash or equivalent at closing unless otherwise provided below.
ADDITIONAL ITEMS INCLUDED IN PURCHASE PRICE. Seller shall include in the purchase price and transfer, free and clear of encumbrances, all fixtures, as defined at lines 172-175 and as may be on the Property on the date of this Option, unless excluded at lines 28-29, and the following additional items: Personal property included in the sale list to be provided to Buyer within five (5) days after execution of this Option by Seller.
ITEMS NOT INCLUDED IN THE PURCHASE PRICE. Tenant's personal property and laundry equipment owned by a third party.
CONVEYANCE OF TITLE. Upon payment of the purchase price, Seller shall convey the Property by warranty deed (or other conveyance as provided herein) free and clear of all liens and encumbrances, except municipal and zoning ordinances and agreements entered under them, recorded easements, recorded building and use restrictions and covenants, general taxes levied in the year of closing and rights of tenants, all recorded exceptions and matters of survey (provided none of the foregoing prohibit present use of the Property), which constitutes merchantable title for purposes of this transaction. Seller further agrees to complete and execute the documents necessary to record the conveyance.
PLACE OF CLOSING.  (See Addendum)
OCCUPANCY. Occupancy of the entire Property shall be given to Buyer at time of closing unless otherwise provided in this Option (lines 218-224 or in an addendum per line 225). Occupancy shall be given subject to tenant's rights, if any. Caution: Consider an agreement which addresses responsibility for clearing the Property of personal property and debris, if applicable.
LEASED PROPERTY. If Property is currently leased and lease(s) extend beyond closing, Seller shall assign Seller's rights under the lease(s) and transfer all security deposits and prepaid rents thereunder to Buyer at closing. The terms of the (written) lease(s), if any, are available for Buyer's review at Seller's Brookfield office.
CLOSING PRORATIONS. The following items shall be prorated at closing: real estate taxes, collected rents, private and municipal charges, property owner's association assessments, fuel (final readings of utilities shall be taken 24 hours before closing). Any income, taxes or expenses shall accrue to Seller, and be prorated through the day of closing. Net general real estate taxes shall be prorated based on (the net general real estate taxes for the current year, if known, otherwise on the net general real estate taxes for the preceding year).
CAUTION: If proration on the basis of net general real estate taxes is not acceptable (for example, completed/pending reassessment, changing mill rate, lottery credits), insert estimated annual tax or other formula for proration.
The Property is sold AS IS without representation or warranty by the Seller whatsoever except as set forth on the Addendum attached hereto.
PROPERTY DIMENSIONS AND SURVEYS. Buyer acknowledges that any land dimensions, total square footage/acreage figures, or allocation of acreage information, provided to Buyer by Seller or by a broker, may be approximate because of rounding or other reasons, unless verified by survey or other means. CAUTION: Buyer should verify land dimensions, total square footage/acreage figures or allocation of acreage information if material to Buyer's decision to purchase. PROPERTY DAMAGE BETWEEN EXERCISE OF OPTION AND CLOSING. Seller shall maintain the Property until the earlier of closing or occupancy of Buyer in materially the same condition as of the date Buyer exercises this Option, except for ordinary wear and tear.
If, prior to closing, the Property is damaged in an amount of not more than five per cent (5%) of the purchase price, Seller shall be obligated to repair the Property and restore it to the same condition that it was on the day this Option is exercised. If the damage is greater than 5% of the purchase price, Seller shall promptly notify Buyer in writing of the damage and this Option may be rescinded by Buyer and all Option fees paid by Buyer shall be immediately returned to Buyer. Should Buyer elect to exercise this Option despite such damage, Seller shall either repair the Property and restore it to the same condition that it was on the day of exercise of this Option, except for ordinary wear and tear or Buyer shall be entitled to the insurance proceeds relating to the damage to the Property, plus a credit towards the purchase price equal to the amount of Seller's deductible on such policy.
BUYER DUE DILIGENCE. Prior to exercising this Option Buyer may need to perform certain inspections, investigations and testing. Buyer is only authorized to do those inspections, investigations and tests which are authorized at lines 196-200 or lines 218-225. In addition to these inspections, investigations and tests, Buyer may need to obtain financing, approvals or other information, including but not limited to building permits, zoning variances, Architectural Control Committee approvals, review of condominium documents, review of business records, estimates for utility hook-up expenses, special assessments, charges for installation of roads or utilities, etc. WARNING: If Buyer contemplates developing Property or a use other than the current use, there are a variety of issues which should be addressed in order to determine the feasibility of development of, or a particular use for, a property. Buyer is solely responsible for all expenses relating to financing, inspections, investigations, testing, approvals, permits, estimates, etc.
INSPECTIONS. An "inspection" is defined as an observation of the Property which does not include testing of the Property , other than testing for leaking LP gas or natural gas used as a fuel source, which are hereby authorized. Seller agrees to allow Buyer's inspectors reasonable access to the Property upon reasonable notice for those inspections authorized at lines 197-
198. Buyer agrees to promptly restore the Property to its original condition after Buyer's inspections are completed, unless otherwise agreed in this Option.
TESTING. Except as otherwise provided, Seller's authorization for inspections does not authorize Buyer to conduct testing of the Property A "test" is defined as the taking of samples of materials such as soils, water, air or building materials from the Property and the laboratory or other analysis of these materials. Seller agrees to allow Buyer's testers reasonable access to the Property upon reasonable notice for those tests authorized at lines 199-200.
Note: The authorization for testing should specify the areas of the Property to be tested, the purpose of the test, (e.g., to determine if environmental contamination is present), any limitations on Buyer's testing and any other material terms of the authorization. Unless otherwise agreed, Buyer shall return the Property to its original condition following testing. Seller acknowledges that certain inspections or tests may detect environmental pollution which may be required to be reported to the Wisconsin Department of Natural Resources.
PRE-CLOSING INSPECTION. At a reasonable time, pre-approved by Seller or Seller's agent, within 3 days before closing, Buyer shall have the right to inspect the Property to determine that there has been no significant change in the condition of the Property, except for changes approved by Buyer.
CONDOMINIUM DISCLOSURES. If the Property is a Condominium, Seller agrees to provide Buyer, at Seller's cost (see Wisconsin Statutes
 703.20(2), complete copies of the disclosure materials (organization and operational documents, plans, financial statements, and in the case of a conversion (condominium property information) as required by Wisconsin Statutes 703.33 no later than 15 days prior to closing and any amendment to these materials promptly after its adoption (except as limited for small residential condominiums per Wisconsin Statutes 703.365). These materials are available at cost from the condominium association. As provided in Wisconsin Statutes 703.33(4), Buyer may, within five business days after receipt of these documents, including any material modification thereto, rescind this Option by written notice mailed or delivered to Seller, the date of mailing or actual delivery being the effective date of notice.
TITLE EVIDENCE.
FORM OF TITLE EVIDENCE. Seller shall give evidence of title in the form of an owner's policy of title insurance in the amount of the purchase price on a current ALTA form issued by an insurer licensed to write title insurance in Wisconsin. CAUTION: IF TITLE EVIDENCE WILL BE GIVEN BY ABSTRACT, STRIKE TITLE INSURANCE PROVISIONS AND INSERT ABSTRACT PROVISIONS.
PROVISION OF MERCHANTABLE TITLE. Seller shall pay all costs of providing title evidence. (See Addendum)
SPECIAL ASSESSMENTS. Special assessments, if any, for work actually commenced or levied prior to date this Option is granted shall be paid by Seller no later than closing. All other special assessments shall be paid by Buyer. CAUTION: Consider a special agreement if area assessments, property owner's association assessments or other expenses are contemplated. "Other expenses" are one-time charges or ongoing use fees for public improvements (other than those resulting in special assessments) relating to curb, gutter, street, sidewalk, sanitary and stormwater and storm sewer (including all sewer mains and hook-up and interceptor charges), parks, street lighting and street trees, and impact fees for other public facilities, as defined in Wis. Stat. 66.55(1)(c)
& (f).
DELIVERY/RECEIPT. Unless otherwise stated in this Option, any signed document transmitted by facsimile machine (fax) shall be treated in all manner and respects as an original document and the signature of any Party upon a document transmitted by fax shall be considered an original signature. Personal delivery to, or actual receipt by, any named Buyer or Seller constitutes personal delivery to, or actual receipt by Buyer or Seller. Once received, a notice cannot be withdrawn by the Party delivering the notice without the consent of the Party receiving the notice. A Party may not unilaterally reinstate a contingency after a notice of a contingency waiver has been received by the other Party. The delivery provisions in this Option may be modified when appropriate (e.g., when mail delivery is not desirable (see lines 203-209). Buyer and Seller authorize the agents of Buyer and Seller to distribute copies of the Option to Buyer's lender, appraisers, title insurance companies and any other settlement service providers for the transaction as defined by the Real Estate Settlement Procedures Act (RESPA).
DATES AND DEADLINES. Deadlines expressed as a number of "days" from an event, such as exercise of this Option, are calculated by excluding the day the event occurred and by counting subsequent calendar days. The deadline expires at midnight on the last day. Deadlines expressed as a specific number of "business days" exclude Saturdays, Sundays, any legal public holiday under Wisconsin or Federal law, and other day designated by the President such that the postal service does not receive registered mail or make regular deliveries on that day. Deadlines expressed as a specific number of "hours" from the occurrence of an event, such as receipt of a notice, are calculated from the exact time of the event, and by counting 24 hours per calendar day. Deadlines expressed as a specific day of the calendar year or as the day of a specific event, such as closing, expire at midnight of that day.
FIXTURES. A "fixture" is defined as an item of property which is physically attached to or so closely associated with land or improvements so as to be treated as part of the real estate, including, without limitation, physically attached items not easily removable without damage to the Property, items specifically adapted to the Property, and items customarily treated as fixtures. ENTIRE CONTRACT. This Option, including any amendments to it, contains the entire agreement of the Buyer and Seller regarding the transaction. All prior negotiations and discussions have been merged into this Option. This agreement binds and inures to the benefit of the Parties to this Option and their successors in interest.
DEFAULT. Seller and Buyer each have the legal duty to use good faith and due diligence in completing the terms and conditions of the terms of purchase after exercise of this Option. A material failure to perform any obligation under the terms of purchase after exercise of this Option is a default which may subject the defaulting party to liability for damages or other legal remedies. If Buyer defaults under the terms of purchase after exercise of this Option, Seller may:

(1) terminate the purchase agreement; and
(2) receive the earnest money as liquidated damages, as its sole remedy.
If Seller defaults under the terms of the purchase after exercise of this Option, Buyer may:
(1) sue for specific performance; or
(2) terminate the purchase agreement and obtain return of earnest money, as Buyer's sole remedies.
RENTAL WEATHERIZATION.  (See Addendum)
PROPERTY ADDRESS.  (See Addendum)
DELIVERY OF DOCUMENTS AND WRITTEN NOTICES. Unless otherwise stated in this Option, delivery of documents and written notices to a Party shall be effective only when accomplished by one of the methods specified at lines 203-212.
(1) By depositing the document or written notice postage or fees prepaid in the U.S. Mail or fees prepaid or charged to an account with a commercial delivery service, addressed either to the Party, or to the Party's recipient for delivery designated at lines 206 or 208 (if any), for delivery to the Party's delivery address at lines 207 or 209.
Seller's recipient for delivery (optional):
Seller's delivery address:
250 Patrick Boulevard, Suite 140, Brookfield, WI  53045
Buyer's recipient for delivery (optional):
Buyer's delivery address:
1996 S. Kirk Road, Suite 320, Geneva, IL  60134
(2) By giving the document or written notice personally to the Party or the Party's recipient for delivery if an individual is designated at lines 206 or 208.
(3) By fax transmission of the document or written notice to the following telephone number:
Buyer:                          Seller:  (262) 792-0808
TIME OF THE ESSENCE. "Time is of the Essence" as to payment of option fees and all other dates and deadlines in this Option except: None. If "Time is of the Essence" applies to a date or deadline, failure to perform by the exact date or deadline is a breach of contract. If "Time is of the Essence" does not apply to a date or deadline, then performance within a reasonable time of the date or deadline is allowed before a breach occurs. This Property is not homestead property.
ADDITIONAL PROVISIONS.

ADDENDA. The attached Addendum, Exhibit A and Lead-Based Paint Disclosure are made part of this Option. IF GRANTED, THIS OPTION CAN CREATE A LEGALLY ENFORCEABLE CONTRACT. BOTH PARTIES SHOULD READ THIS OPTION AND ALL ATTACHMENTS CAREFULLY. BROKERS MAY PROVIDE A GENERAL EXPLANATION OF THE PROVISIONS OF THE OPTION BUT ARE PROHIBITED BY LAW FROM GIVING ADVICE OR OPINIONS CONCERNING YOUR LEGAL RIGHTS UNDER THIS OPTION OR HOW TITLE SHOULD BE TAKEN AT CLOSING IF THE OPTION IF EXERCISED. AN ATTORNEY SHOULD BE CONSULTED IF LEGAL ADVICE IS NEEDED.
(X)    (Signature on Addendum)

(X)  Buyer's Signature   Print Name Here:
Social Security No. or FEIN (Optional)         Date
(X)Buyer's Signature   Print Name Here:
Social Security No. or FEIN (Optional)         Date
SELLER GRANTS THIS OPTION. THE UNDERSIGNED HEREBY AGREES TO CONVEY THE ABOVE-MENTIONED PROPERTY ON THE TERMS AND CONDITIONS AS SET
FORTH HEREIN AND ACKNOWLEDGES RECEIPT OF A COPY OF THIS OPTION.
(X)    (Signature on Addendum)

Seller's Signature   Print Name Here:               Social Security
No. or FEIN (Optional)          Date
(X) Seller's Signature   Print Name Here:
Social Security No. or FEIN (Optional)         Date
This Offer was presented to Seller by      on        at    a.m./p.m.
THIS OPTION IS REJECTED              .  THIS OFFER IS COUNTERED

Seller's Initials          Date
[See attached counter]                    .

Seller's Initials          Date
NOTICE OF EXERCISE OF OPTION. By signing below and delivering this notice (see lines 201-212) Buyer exercises the Option to Purchase.
(X)                                   (X)
Buyer's Signature     Date      Buyer's Signature   Date
                             ADDENDUM
BUYER: COMPREHENSIVE MANAGEMENT SERVICES, INC.
SELLER:     DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
PROPERTY LOCATION:    MEADOWS II, PHASES II, III & IV, 225 North
Thompson Drive, Madison, WI (the "Property")
This Addendum supplements the terms and provisions contained in the Option to Purchase, Form WB-24, to which this Addendum is attached, and is an integral part thereof. The terms of this Addendum shall supersede any contrary or inconsistent provisions in the printed form to which this Addendum is attached.
  Buyer's Due Diligence.  In determining whether to exercise this Option, the Buyer shall be permitted to review and
  approve an inspection of the physical condition of the
  Property including its environmental condition and to review and approve the documents provided by the Seller hereunder and
  all other aspects of the Property.   The Buyer shall have
  access to the Property for the purpose of such inspections upon not less than one (1) day prior notice, but shall first obtain the prior written consent of the Seller if the Buyer desires to have any testing performed, which consent shall not be unreasonably withheld.  The Buyer hereby releases the
  Seller and indemnifies and holds harmless the Seller with
  respect to any injury, damage or loss occurring as a result of said inspections.  Said release and indemnification shall
  survive the termination of this Option or closing.  All of
  Buyer's inspections, environmental audits and other due
  diligence shall be at Buyer's sole expense.
  Delivery of Documents.  Within five (5) days after execution of this Option by the Seller, the Seller shall deliver to the
  Buyer the following:
       Copy of the existing Survey of the Property, if any, in Seller's possession;
       Copies of the existing service and maintenance agreements
       for the Property, and copies of all licenses and permits relating to the Property, if any;
       Copy of the existing environmental site assessment and
       any engineering reports and tests for the Property, if
       any, in Seller's possession;
       Operating Statements for the operation of the Property
       for 1999, 2000, and 2001 to date;
       List of Personal Property which is included in the sale
       to the Buyer;
       Copy of real estate tax bills and assessments for the
       Property for the 3 years immediately preceding the date hereof to the extent in Seller's possession;
       Copy of a rent roll for the Property as of a date in
       September, 2001; and
       Copy of the most recent title report or title policy for
       the Property in Seller's possession.
It is understood that the documents delivered under Paragraphs 2A and 2C above were prepared by a third party and are being provided by the Seller for information purposes only without representation or warranty by the Seller whatsoever.
Further the Buyer shall be permitted to inspect and review at Seller's Brookfield office and obtain copies at Buyer's expense, copies of all written leases and rental agreements with respect to the Property.
3. Earnest Money. The Buyer shall pay together with Buyer's written notice exercising this Option, earnest money in the amount of $200,000.00 (the "Earnest Money"). All Earnest Money shall be paid to and held by Chicago Title Insurance Company, Waukesha, Wisconsin and shall be applied against the Purchase Price at Closing. The Buyer shall pay any fees due in connection with the holding of the Earnest Money by Chicago Title Insurance Company.
4. Title Insurance. The Seller will obtain and deliver to the Buyer within ten (10) days after Seller's execution of this Option, a commitment for an Owner's Policy of Title Insurance, from Chicago Title Insurance Company, in the amount of the full Purchase Price, naming Buyer as the insured, which shall insure Buyer's title to the Property in the condition required by this contract. The Title Commitment shall be accompanied by copies of any instruments of record reflected in said Title Commitment. It is understood that the existing first mortgage related liens shall be paid off at closing and title shall not be conveyed subject to said liens, and the reference to such liens in the Title Commitment shall not be considered an objection. In the event that the Buyer does not exercise the Option for the Property for the sole reason that the Seller's title is not merchantable, then the option fee paid by the Buyer for the Property shall be returned to the Buyer. If the Buyer exercises this Option, the Buyer shall be deemed to have accepted title in the condition set forth in said Title Commitment (except for the first mortgage related liens which shall be paid off at Closing) and title shall be conveyed subject thereto.
The basic Title Commitment shall be at the Seller's expense and include a Gap Endorsement and the general exceptions shall be deleted from the Owner's Title Policy (except for any exceptions relating to survey unless the Buyer at the Buyer's expense provides a current survey acceptable to the Title Company for the removal of same).  If the Buyer desires any other endorsements, the Buyer shall obtain same at the Buyer's expense.
5. Tenant Leases. The Seller shall not accept prepaid rent for more than one (1) month in advance. The Buyer shall receive a credit at Closing on the Closing Statement for all prepaid rents. No free rent, rent concessions or rebates shall be applicable for periods after Closing. At Closing, Buyer shall receive a credit on the Closing Statement against the Purchase Price for tenant security deposits held by Seller. At Closing, the Seller and the Buyer shall execute an Assignment and Assumption of Leases wherein Seller shall assign all of its right, title and interest in and to all tenant leases affecting the Property as of Closing. The Buyer shall indemnify and hold harmless the Seller from any liability under said tenant leases arising after the Closing and the Seller shall indemnify and hold harmless the Buyer from any liability under said tenant leases arising on or before Closing.
6. Service and Maintenance Contracts and Agreements. At Closing, the Buyer shall assume all of the Seller's obligations under all of the service and maintenance contracts and agreements delivered to the Buyer under Paragraph 2 above. The Buyer shall indemnify and hold harmless the Seller from any and all liability under said contracts and agreements arising after the Closing. The Seller shall indemnify and hold harmless the Buyer from any and all liability under said contracts and agreements arising on or before Closing.
7.     LEAD-BASED PAINT DISCLOSURES
EVERY PURCHASER OF ANY INTEREST IN RESIDENTIAL REAL PROPERTY ON
WHICH A RESIDENTIAL DWELLING WAS BUILT PRIOR TO 1978 IS NOTIFIED
THAT SUCH PROPERTY MAY PRESENT EXPOSURE TO LEAD FROM LEAD-BASED
PAINT THAT MAY PLACE YOUNG CHILDREN AT RISK OF DEVELOPING LEAD POISONING. LEAD POISONING IN YOUNG CHILDREN MAY PRODUCE PERMANENT NEUROLOGICAL DAMAGE, INCLUDING LEARNING DISABILITIES, REDUCED INTELLIGENCE QUOTIENT, BEHAVIORAL PROBLEMS, AND IMPAIRED MEMORY.
LEAD POISONING ALSO POSES A PARTICULAR RISK TO PREGNANT WOMEN. THE SELLER OF ANY INTEREST IN RESIDENTIAL REAL PROPERTY IS REQUIRED TO PROVIDE THE BUYER WITH ANY INFORMATION ON LEAD-BASED PAINT HAZARDS FROM RISK ASSESSMENTS OR INSPECTIONS IN THE SELLER'S POSSESSION AND NOTIFY THE BUYER OF ANY LEAD-BASED PAINT HAZARDS. A RISK
ASSESSMENT OR INSPECTION FOR POSSIBLE LEAD-BASED PAINT HAZARDS IS RECOMMENDED PRIOR TO PURCHASE.
The Buyer and Seller shall execute the Disclosure of Information on Lead-Based Paint and/or Information on Lead-Based Paint form attached hereto, which is incorporated herein by reference.
8. Assignment. The Buyer shall not be permitted to assign this Agreement without the prior written consent of the Seller, except that the Buyer shall be permitted to assign this Option to an entity controlled by or affiliated with Comprehensive Management Services, Inc.
9. Brokers. The Seller and the Buyer each represent and warrant to the other that neither of them has dealt with any agent, broker, finder or other person in connection with the transaction contemplated by this Agreement in such a manner as to give rise to any valid claim for a broker's, finder's or similar fee, except for Decade Properties, Inc. and Siegel-Gallagher, Inc., and the Seller and the Buyer each hereby agree to indemnify and hold each other harmless from and against any and all liability, obligation, loss, cost and/or expense (including reasonable attorneys' fees) in connection with the claims of any such other agent, broker, finder or other person which are based on the conduct, actions or agreements of the Seller or the Buyer. The Seller shall pay the commission due to Decade Properties, Inc. and Siegel-Gallagher, Inc. in the event this transaction closes.
10. Seller's 1031 Exchange. In the event the Buyer exercises this Option and closes this transaction, it is understood that the Seller intends this transaction to be a like-kind exchange under Section 1031 of the Internal Revenue Code. It is intended to be structured as a deferred exchange whereby the Net Proceeds will be paid to a Qualified Intermediary and shall be used for the acquisition of a Replacement Property. The Buyer hereby acknowledges and consents that this Agreement will be assigned to the Qualified Intermediary. The Buyer shall cooperate and execute such documents as reasonably necessary to evidence such like-kind exchange for the Seller. The Buyer shall not be required to incur additional cost or liability in connection with said cooperation.
11. Closing. The Closing shall take place at the offices of Chicago Title Insurance Company, 20900 Swenson Drive, Waukesha, Wisconsin on a date mutually agreed upon by the parties, but in no event later than January 31, 2002.
12. Delivery of Option Fee. In the event that the Buyer fails to exercise this Option by delivering written notice to the Seller or fails to pay the Earnest Money required under Paragraph 3 above, prior to midnight on September 30, 2001, then this Option shall be null and void and the option fee shall be paid and delivered to the Seller.
13. Rental Weatherization. This transaction is exempt from State of Wisconsin Rental Weatherization Standards (Wisconsin Administrative Code, Comm. 67). If not exempt the Seller will be responsible for compliance, including all costs. If Seller is responsible for compliance, Seller shall provide a Certificate of Compliance at Closing.
14. Governing Law. The laws of the State of Wisconsin shall govern the validity, construction, enforcement and interpretation of this Agreement.
15. Entirety and Amendments. This Agreement embodies the entire agreement between the parties relating to the Property and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.
16. Attorney Fees. In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party its reasonable attorney fees and court costs in connection with such litigation.
17. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns subject to the restrictions in Paragraph 8 above.
18. Authority. The Buyer and the Seller respectively represent and warrant that they each respectively have full power and authority to enter into this Option and carry out the transactions contemplated hereby, and the persons and entities executing this Option are authorized to execute this Option and any documents necessary to carry out the transactions contemplated hereby. This Option constitutes a valid and binding obligation of the Buyer and the Seller enforceable in accordance with its terms.
19. Seller Representations and Warranties. The Seller hereby represents and warrants to the Buyer as follows:
  1. There is no litigation pending against the Seller which adversely affects the Seller's title to the Property, and the Seller has not received written notice from any party making such a claim or threatening such litigation.
  2. The Seller has received no written notice of a taking or condemnation with respect to the Property except for easements referred to in the Title Commitment.  The
       Seller has received no written notice with respect to
       special assessments levied against the Property which are payable after closing.
  3.   The Seller has received no written notice of any
       violation of any environmental law with respect to the Property, except for such matters disclosed in the environmental site assessment delivered to the Buyer under Paragraph 2 above.
20. Covenants of Seller. Except as otherwise set forth herein, after the execution of this Option by the Seller, the Seller shall not without the Buyer's prior written consent, which consent shall not be unreasonably withheld, amend any existing contract or agreement delivered under Paragraph 2B above, or enter into any new contracts, leases (other than Approved Leases, as hereinafter defined), easements or other agreements affecting the Property in any manner (including title) that would be binding on the Buyer or affect the Buyer's ownership of the Property following the closing of the transactions contemplated by this Agreement. For purposes hereof, the term "Approved Leases" shall mean leases (residential only) having a term of not more than 12 months and containing no rent concessions which are applicable after the closing, and for rents not less than the average rental applicable for similar units. From and after the date of Seller's execution of this Option until the Closing Date, the Seller shall be responsible to continue to manage and maintain the Property, or cause its current management agent to continue to manage and maintain the Property, in a manner similar to which the Property is currently being managed and maintained, and the Seller shall pay the costs payable in connection therewith. At Closing, all apartment units will be in rent-ready condition. After the execution of the Option by the Seller, no new contracts will be entered into without the Buyer's approval, which approval shall not be unreasonably withheld.
21.    Documents to be delivered at Closing.
  1. The transaction contemplated by this Agreement shall be consummated pursuant to an escrow closing with Chicago
       Title Insurance Company at its office in Waukesha,
       Wisconsin.
  2. The Seller and the Buyer (as applicable) shall deliver or cause to be delivered into escrow the following documents duly executed by the appropriate signatory:
       1.   The Warranty Deed described in Lines 30-35 of the
            printed form Option;
       2.   An Assignment and Assumption of Leases as described
            in Paragraph 5 above;
       3.   A Bill of Sale conveying the Personal Property
            included in the sale described in Paragraph 2E
            above;
       4.   An Assignment and Assumption of Contracts as
            described in Paragraph 6 above;
       5.   Copies of certificates of occupancy relating to the
            Property to the extent in the Seller's possession.
       6.   A "non-foreign affidavit" that meets the
            requirements of Section 1445 of the Internal
            Revenue Code of 1986, as amended;
       7.   Such other closing documents (including gap
            undertakings) as reasonably required by the Title
            Insurance Company to give effect to the transaction
            described in this Option;
       8.   A written termination of the existing management
            agreement as of the closing date; and
       9.   A Closing Statement.
22. Real Estate Taxes. It is understood and agreed that title to the Property shall not be conveyed to the Buyer subject to any real estate taxes except for such taxes for the year of closing, which shall be prorated as provided in Lines 45-49 of the printed form.
IN WITNESS WHEREOF, the parties have executed this Option as of the dates set forth opposite their names.
BUYER: COMPREHENSIVE MANAGEMENT SERVICES, INC.
Dated:                               By:/s/Ed Carson

SELLER:
DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
By:    Decade Companies, General Partner
  By:  Decade 80, Inc., General Partner
Dated: 9/16/01        By:/s/ Jeffrey Keierleber
Disclosure of Information on Lead-Based Paint and/or Lead-Based
Paint Hazards
Property Address:  Meadows II   Phases II, III & IV, 225 Thompson
Drive, Madison, WI
Seller(s): Decade Companies Income Properties, a Limited Partnership/Seller's Agent: _______________
Purchaser(s):  Comprehensive Management Services, Inc.
                      Lead Warning Statement
Every purchaser of any interest in residential real property on which a residential dwelling was built prior to 1978 is notified that such property may present exposure to lead from lead-based paint that may place young children at risk of developing lead poisoning. Lead poisoning in young children may produce permanent neurological damage, including learning disabilities, reduced intelligence quotient, behavioral problems, and impaired memory. Lead poisoning also poses a particular risk to pregnant women. The seller of any interest in residential real property is required to provide the buyer with any information on lead-based paint hazards from risk assessments or inspections in the seller's possession and notify the buyer of any lead-based paint hazards. A risk assessment or inspection for possible lead-based paint hazards is recommended prior to purchase.
Seller's Disclosure (Check (1) or (2) below):
(1) Seller has knowledge of lead-based paint and/or that lead-based paint hazards are present in the housing (explain).
(2) Seller has no knowledge of lead-based paint and/or lead-based paint hazards in the housing.
Records and reports available to the Seller (Check (1) or (2)
below):
(1) Seller has provided the Purchaser with all available records and reports pertaining to lead-based paint and/or lead-based paint hazards in the housing (list documents below).
Lead Based Paint Inspection conducted by W.O., Ltd. On 9/30/96 (copy of Certificate attached).
(2) Seller has no reports or records pertaining to lead-based paint and/or lead-based paint hazards in the housing.
                    Purchaser's Acknowledgment
Purchaser acknowledges receipt of copies of all information listed above. Purchaser acknowledges receipt of the pamphlet Protect Your Family From Lead in Your Home.
Purchaser has (check (1) or (2) below):
(1) received a 10-day opportunity (or mutually agreed upon period) to conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based paint hazards;
or
(2) waived the opportunity to conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based paint hazards.
                      Agent's Acknowledgment
Agent has informed the Seller of the Seller's obligations under 42 U.S.C. 4852d and is aware of Agent's responsibility to ensure compliance.
                    Certification of Accuracy
The following parties have reviewed the information above and certify, to the best of their knowledge, that the information they have provided is true and accurate.
COMPREHENSIVE MANAGEMENT SERVICES, INC.
Purchaser  By: /s/ Ed Carson  Date
Seller  Decade Companies Income Properties, a Limited Partnership
By: Decade Companies, General Partner  Date
By:  Decade 80, Inc., General Partner
Seller   By:/s/ Jeffrey Keierleber        Date
Agent                                Date
This Certifies That THE MEADOWS APARTMENTS had been inspected August 1996 and found to have No Indication of Lead-Based Paint
In accordance with EPA 24 CFR Part 35, 40 CFR Part 745
                          Conducted by:
W.O., Ltd. (a division of schauer & associates, inc.)
6960 South 13th Street
P.O. Box 285
Oak Creek, WI  53154
I hereby certify that to the best of my knowledge, all testing was done in accordance with the cited requirements, and that this reflects the true Lead content of the surfaces at this property at the time of this testing.
/s/ Paul D. Vandezande 9/30/96
MANAGER                      DATE

EXHIBIT 10.32

September 28, 2001

Via Facsimile 262-792-0808
Mr. Jeffrey Keierleber
Decade Companies
250 Patrick Boulevard, Suite 140
Brookfield, Wisconsin 53045
Re:    Option to Purchase dated September 10, 2001 ("Option
Contract") by and between Decade Companies Income Properties, A
Limited Partnership ("Seller") and Comprehensive Management
Services, Inc. ("Buyer") for the purchase of Meadows II, Phases II, III and IV, Madison, Wisconsin ("Property")


Dear Mr. Keierleber:
Buyer hereby exercises the Option to Purchase for the above
referenced Property.
This letter will also evidence the agreement of Buyer and Seller to amend and restate, in its entirety, Paragraph 3 of the Addendum to the Option Contract as follows:
  "3. Earnest Money. The Buyer shall pay together with Buyer's written notice exercising this option, Earnest Money in the amount of $71,432 ("Initial Earnest Money"). On or before October 15, 2001, Buyer shall deposit the additional sum of $128,568 as additional earnest money (the additional earnest money deposit and the Initial Earnest Money shall be referred to as the "Earnest Money"). All Earnest Money shall be paid to and held by Chicago Title Insurance Company, Waukesha, Wisconsin in a Strict Joint Order Escrow and shall be applied against the Purchase Price at Closing. The Buyer shall pay any fees due in connection with the holding of the Earnest Money by Chicago Title Insurance Company."
  Except as modified above, all other terms of the Option
Contract shall continue in full force and effect.
COMPREHENSIVE MANAGEMENT SERVICES, INC.
By:    /s/Raymond O'Machel
Its:   Vice-President Property Acquisition
ACKNOWLEDGED, AGREED, AND ACCEPTED
SELLER: Decade Companies Income Properties, A Limited Partnership By:/s/ Jeffrey Keierleber, General Partner of Decade Companies, General Partnership
DATE: September 28, 2001

EXHIBIT 10.33
                        EXCHANGE AGREEMENT
AGREEMENT made as of this 28th day of January, 2002 by DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP (hereinafter "Exchangor") and ASSOCIATED BANK MILWAUKEE (hereinafter "Facilitator").
WHEREAS, Exchangor has entered into an Option to Purchase dated September 10, 2001, which option was exercised on September 28, 2001 with respect to certain real property owned by Exchangor in the City of Madison, Dane County, Wisconsin, such real property more particularly described on Exhibit A attached hereto, (such real property hereinafter referred to as the "Exchange Property" and such Agreement, as amended, hereinafter referred to as the "Sale Agreement");
WHEREAS, Exchangor desires to structure its disposition of the Exchange Property and its acquisition of one or more replacement properties as a deferred like-kind exchange under Section 1031 of the Internal Revenue Code of 1986, as amended, and intends that its disposition of the Exchange Property and acquisition of one or more replacement properties follow and comply with Example 4 of Treasury Regulation Section 1.1031(k)-1(g)(8);
WHEREAS, in accordance with said Example 4, Exchangor and Facilitator are entering into this Exchange Agreement to facilitate an exchange of the Exchange Property for one or more replacement properties; and
WHEREAS, Facilitator is a qualified intermediary as defined by the Treasury Regulation Section 1.1031(k)-1(g)(4);
NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:
1. Retention of Facilitator. Exchangor hereby retains Facilitator, and Facilitator hereby agrees to be retained by Exchangor, to facilitate an exchange of the Exchange Property for one or more replacement properties as provided herein.
2. Consideration. In consideration of Facilitator's services hereunder, Exchangor shall pay Facilitator a fee equal to $100.00.
3. Assignment of Sale Agreements. Exchangor hereby assigns to Facilitator and Facilitator hereby accepts from Exchangor all of Exchangor's right, title and interest in and to the Sale Agreement; provided that Facilitator incurs no liability by virtue of such assignment other than the obligation to receive and deliver the Net Exchange Property Proceeds and documents in accordance with this Agreement and that all representations, warranties and obligations of the Exchangor under the Sale Agreement remain the sole obligation of the Exchangor. A copy of said Sale Agreement is attached hereto as Exhibit G. Facilitator shall give to the buyer of the Exchange Property written notice of the assignment to Facilitator of Exchangor's right, title and interest in and to the Sale Agreement. Such notice shall be given using the form attached hereto as Exhibit B.
4. Direct Transfer of Exchange Property. In order to reduce closing expenses, Facilitator shall execute a letter directing Exchangor to transfer the Exchange Property to the buyer specified in the Sale Agreement by executing a Warranty Deed and other customary closing documents in the name of such buyer, pursuant to the terms of the Sale Agreement, and by delivering the executed Warranty Deed and other customary closing documents to Facilitator, which shall deliver them to such buyer. Such letter shall be in the form attached hereto as Exhibit C. Facilitator shall receive from the buyer the net proceeds from the sale of the Exchange Property (which net proceeds shall reflect the credits due to the buyer and selling expenses due to Exchangor from the sale of the Exchange Property).
5. Deposit of Net Exchange Property Proceeds. The net proceeds from the transfer of the Exchange Property (hereinafter the "Net Exchange Property Proceeds") shall be held by Facilitator subject to the terms of this Agreement. The Net Exchange Property Proceeds shall be invested in an interest-bearing account at the Facilitator. Any interest earned on such account shall be added to and included in Net Exchange Property Proceeds and as such shall be subject to the restrictions set forth in Paragraph 6 below. The Exchangor's Social Security Number is 39-1518732. It is understood that the Facilitator shall pay from the proceeds it receives in connection with the closing on the Exchange Property the commission due to Decade Properties, Inc. arising from the transfer of the Exchange Property when so directed, and said amount shall not be deemed Net Exchange Property Proceeds hereunder.
6. Restrictions on Release of Net Exchange Property Proceeds. Exchangor shall have no right to receive, pledge, borrow or otherwise obtain the benefits of the Net Exchange Property Proceeds (including any interest earned thereon) except that Exchangor shall be entitled to the Net Exchange Property Proceeds if, and only if:
A. Exchangor has not identified any Replacement Property (as defined below) prior to the end of the period beginning on the date on which Exchangor transfers the first Exchange Property pursuant to Paragraph 4 hereof, and ending at midnight on the forty-fifth
(45th) day thereafter (hereinafter the "Identification Period"), in which event Exchangor shall be entitled to the Net Exchange Property Proceeds only after the expiration of the Identification Period; or
B. Exchangor has identified one or more Replacement Properties prior to the expiration of the Identification Period and has received all of the Replacement Properties to which Exchangor is entitled under this Agreement; or
C. Exchangor has identified a Replacement Property prior to the expiration of the Identification Period but Exchangor has not acquired the Replacement Property prior to the earlier of (i) one hundred eighty (180) days after the closing of the sale of the first Exchange Property, or (ii) the due date (including extensions) of Exchangor's federal income tax return for Exchangor's taxable year in which the closing of the sale of the Exchange Property occurs (hereinafter the "Exchange Period"), in which event Exchangor shall be entitled to the Net Exchange Property Proceeds after the expiration of the Exchange Period; provided, however, that if (i) the Facilitator has executed one or more contracts to purchase one or more Replacement Propert(ies) which have not been acquired by the Facilitator within the "Exchange Period" and (ii) the Facilitator reasonably determines that it may be liable at law or in equity under such contracts, the Facilitator is not required to pay to the Exchangor the funds described in this paragraph until such time as the Facilitator obtains a complete release of liability under such contracts from the contract sellers thereto.
7. Identification of Replacement Properties; Assignment of Purchase Agreement. On or before forty-five (45) days from the date of the closing of the sale of the first Exchange Property, Exchangor shall identify in writing to Facilitator one or more like-kind properties to be exchanged by Facilitator for the Exchange Property (hereinafter the "Replacement Properties"). Any such identification shall be made using the form attached hereto as Exhibit D. Exchangor shall then assign to Facilitator, and Facilitator shall accept from Exchangor, all of Exchangor's right, title and interest in and to any contract for the acquisition of a Replacement Property with the owner of such Replacement Property (hereinafter the "Purchase Agreement"); provided that Facilitator incurs no liability by virtue of such assignment other than the obligation to receive and deliver the Net Exchange Property Proceeds and documents in accordance with this Agreement and that all representations, warranties and obligations of the Exchangor under the Purchase Agreement remain the sole obligation of the Exchangor, and further provided that the seller under the Purchase Agreement acknowledges in writing this limitation on Facilitator's liability thereunder. Any such assignment shall be made using the form attached hereto as Exhibit E. Facilitator shall then give written notice of such assignment to the owner of the applicable Replacement Property. Any such notice shall be given using the form attached hereto as Exhibit F.
8. Delivery of Additional Funds. In the event the Net Exchange Property Proceeds (plus interest earned thereon) are insufficient to consummate the closing of the Replacement Properties, then Exchangor shall pay to Facilitator any additional funds required for the consummation of the closing of the Replacement Properties.
9. Direct Transfer of Replacement Properties and Acquisition of the Replacement Properties. In order to reduce closing expenses, Facilitator shall execute a letter directing the owner of each Replacement Property to transfer such Replacement Property to Exchangor by executing a Warranty Deed and other customary closing documents in the name of Exchangor, pursuant to the terms of the Purchase Agreement, and by delivering the executed Warranty Deed and other customary closing documents to Facilitator, which shall deliver them to Exchangor. Such letter shall be in the form attached hereto as Exhibit F. Facilitator shall pay the owner of the Replacement Property the net purchase price of the Replacement Property using the Net Exchange Property Proceeds and any additional funds delivered to Facilitator under Paragraph 8 (which net purchase price shall reflect the credits due to Exchangor and selling expenses due to the owner of the Replacement Property). Subject to the condition that Exchangor shall have timely identified the Replacement Properties, executed a contract for the timely acquisition of the Replacement Properties, and delivered any additional funds required under Paragraph 8 hereof, Facilitator shall use its best efforts to consummate the closing of the Replacement Properties prior to the expiration of the Exchange Period.
10. Liability of Facilitator. Facilitator shall and does hereby agree to act and to hold the Net Exchange Property Proceeds earned thereon, and to disburse the same, only in accordance with the terms and conditions of this Agreement. In the event Facilitator shall be in doubt as to its duties with respect to the Net Exchange Property Proceeds hereunder, Facilitator may interplead the Net Exchange Property Proceeds in the Circuit Court in and for Milwaukee County and shall have no further obligation in connection herewith. Facilitator, at its option, may file a complaint for appropriate relief in any court of competent jurisdiction. Facilitator shall be indemnified by Exchangor from and against any and all claims, liabilities, losses, judgments, costs and expenses, including attorneys' fees at the trial and all appellate levels incurred in its capacity as Facilitator or hereunder, except for failure by Facilitator to comply in good faith with the terms hereof. Exchangor hereby acknowledges that Facilitator has rendered no advice regarding and has no liability in connection with the qualification of this transaction for the benefits of
Section 1031 of the Internal Revenue Code.
11. Resignation of Facilitator. Facilitator may at any time resign by giving advance written notice of such intention to Exchangor and any party to which notice has been given that an assignment of a Sale Agreement and/or Purchase Agreement has been made, provided, however, that such resignation shall not be effective unless and until Exchangor has selected a successor Facilitator. Upon receipt of such notice, Exchangor shall promptly select a successor Facilitator who shall be a qualified intermediary, as defined by Treasury Regulation Section 1.1031(k)-1
(g)(4). The initial Facilitator shall then transfer and assign to the successor Facilitator all of the Net Exchange Property Proceeds and all of its right, title and interest in and to the Sale Agreement and the Purchase Agreement.
12. Notices. Any notices or other communications or deliveries which may be required or desired to be given under the terms of this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, if delivered via facsimile to the respective party at the facsimile number set forth below, if sent by overnight courier (e.g., Federal Express), or if mailed by United States certified mail, return receipt requested, postage prepaid, addressed to the respective party at the addresses set forth below:
If to Exchangor:
Decade Companies Income Properties, a Limited Partnership
250 Patrick Boulevard
Suite 140
Brookfield, WI  53045
Attn: Mr. Jeffrey Keierleber
With a Copy to Exchangor's attorney:
Mary Neese Fertl, Esq.
Quarles & Brady LLP
Suite 2550
411 East Wisconsin Avenue
Milwaukee WI 53202-4497
FAX:  (414) 271-3552

If to Facilitator:
Mr. John Hoffman
Associated Bank Milwaukee
401 E. Kilbourn Avenue
Milwaukee, WI  53202
FAX:  (414) 283-2336

Any notice so given by mail shall be deemed to have been duly delivered two (2) days after the same is deposited in the United States mail in the manner specified above. Any notice so given by overnight courier shall be deemed to have been duly delivered on the first day following the date the same is delivered to the overnight courier. Any notice so given by any manner other than U.S. certified mail or by overnight courier shall be deemed to have been duly delivered upon actual receipt of the same by the party to whom the same is to be delivered. Any party may change the address to which notices are to be sent to such party by written notice to the other parties specifying such change of address.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

EXCHANGOR:
DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
By:    Decade Companies, General Partner
  By:  Decade 80, Inc., General Partner
       By:/s/ Jeffrey Keierleber
       By:/s/ Jeffrey Keierleber
       Jeffrey Keierleber, General Partner

QUALIFIED INTERMEDIARY:
ASSOCIATED BANK MILWAUKEE

By:/s/ John Hoffman
John Hoffman, Vice President

                           EXHIBIT A
                DESCRIPTION OF EXCHANGE PROPERTY
PARCEL A:

Lot One (1) of Certified Survey Map No. 2982 recorded in the Dane County Register of Deeds Office in Volume 11 of Certified Survey Maps, page 399, as Document No. 1593404, in the City of
Madison, Dane County, Wisconsin.

PARCEL B:

Lot Two (2) of Certified Survey Map No. 1872 recorded in the Dane County Register of Deeds Office in Volume 7 of Certified
Survey Maps, page 312, as Document No. 1450832, in the City of
Madison, Dane County, Wisconsin.

PARCEL C:

Lots Two (2) and Three (3) of Certified Survey Map No.
2982 recorded in the Dane County Register of Deeds Office in Volume 11 of Certified Survey Maps, page 399, as Document No. 1593404, in the City of Madison, Dane County, Wisconsin.

                            EXHIBIT B

January __, 2002
T.P. Meadows Apartments, LLC
c/o Comprehensive Management Services, Inc.
1996 S. Kirk Road   Suite 320
Geneva, IL 60134

Re:    Notice of Assignment of Purchase and Sale Agreement relating to real estate in the City of Madison, Wisconsin legally described on attached Exhibit A

Gentlemen:

The purpose of this letter is to give you notice that the interest of Decade Companies Income Properties, a Limited Partnership in that certain Purchase and Sale Agreement consisting of an Option to Purchase dated September 10, 2001, which option was exercised by Notice dated September 28, 2001 and assigned by Buyer to T.P. Meadows Apartments, LLC, with respect to that certain real property referenced above, a copy of which agreement is attached hereto as Exhibit A (the "Sale Agreement"), has been assigned to ASSOCIATED BANK MILWAUKEE and ASSOCIATED BANK MILWAUKEE has agreed to facilitate a like-kind exchange with respect to such real property under Section 1031 of the Internal Revenue Code for the benefit of Decade Companies Income Properties, a Limited Partnership, provided that Facilitator incurs no liability by virtue of such assignment other than the obligation to receive and deliver the Net Exchange Property Proceeds and documents in accordance with the Exchange Agreement and that all representations, warranties and obligations of the Exchangor under the Sale Agreement remain the sole obligation of the Exchangor.

Sincerely,

ASSOCIATED BANK MILWAUKEE

By:/s/ John Hoffman
   John Hoffman, Vice President

EXCHANGOR:

DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP

By:    Decade Companies, General Partner

  By:  Decade 80, Inc., General Partner

         By:/s/ Jeffrey Keierleber

       By:/s/ Jeffrey Keierleber
            Jeffrey Keierleber, General Partner

The foregoing is acknowledged and agreed to this _____ day of January, 2002.

T.P. MEADOWS APARTMENTS, LLC

By:

                            EXHIBIT C

January ___, 2002

Decade Companies Income Properties, a Limited Partnership
250 Patrick Boulevard
Suite 140
Brookfield, WI  53045
Attn: Mr. Jeffrey Keierleber
Re:    Letter of Direction for Direct Transfer of real estate in the
City of Madison, Wisconsin legally described on attached Exhibit A Dear Mr. Keierleber:
It is understood that on January __, 2002, Decade Companies Income Properties, a Limited Partnership and the undersigned entered into an Exchange Agreement, wherein the undersigned agreed to facilitate the exchange of certain real property referenced above, more particularly described on Exhibit A to the Exchange Agreement (hereinafter the "Exchange Property") for one or more replacement properties to be identified by Decade Companies Income Properties, a Limited Partnership, and wherein Decade Companies Income Properties, a Limited Partnership assigned to the undersigned its interest in a Purchase and Sale Agreement, consisting of an Option to Purchase executed by Decade Companies Income Properties, a Limited Partnership, as Seller, and Comprehensive Management Services, Inc., as Buyer, relating to the Exchange Property, which option was exercised by Notice dated September 28, 2001, and assigned by Buyer to T.P. Meadows Apartments, LLC.
In order to reduce closing expenses, and pursuant to the Exchange Agreement, this letter hereby directs you to transfer the Exchange Property to the buyer specified in the Purchase and Sale Agreement, by executing a Warranty Deed and other customary closing documents in the name of such buyer, pursuant to the terms of said Purchase and Sale Agreement, and by delivering the executed Warranty Deed and other customary closing documents to Associated Bank Milwaukee, which shall deliver them to the buyer.
ASSOCIATED BANK MILWAUKEE
By:/s/ John Hoffman
  John Hoffman, Vice President
                            EXHIBIT D
___________________, 2002
Mr. John Hoffman
Associated Bank Milwaukee
401 E. Kilbourn Avenue
Milwaukee, WI  53202
Re:  Notice of Identification of Replacement Property
Dear Mr. Hoffman:
As you are aware, Decade Companies Income Properties, a Limited Partnership entered into an Exchange Agreement with you on January __, 2002. Such Exchange Agreement required Decade Companies Income Properties, a Limited Partnership to designate one or more Replacement Properties prior to forty-five (45) days after the closing of the sale of the Exchange Property as described in the Exchange Agreement. The closing of the sale of the Exchange Property occurred on January 31, 2002.
The purpose of this letter is to identify a Replacement Property pursuant to Paragraph 7 of the Exchange Agreement. The Replacement Property is certain real property commonly known as: and more particularly described on Exhibit A attached hereto.
DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
By:    Decade Companies, General Partner
  By:  Decade 80, Inc., General Partner
       By:___________________________
            By:_________________________________
                 Jeffrey Keierleber, General Partner
                            EXHIBIT A
[Insert Legal Description]
                            EXHIBIT E
                      ASSIGNMENT OF PURCHASE
                     AGREEMENT TO FACILITATOR
WHEREAS, DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP (hereinafter "Exchangor") and ASSOCIATED BANK MILWAUKEE
(hereinafter "Facilitator") entered into an Exchange Agreement dated January __, 2002, wherein Facilitator agreed to facilitate the exchange of an Exchange Property (as defined in the Exchange Agreement) for one or more Replacement Properties (as defined in the Exchange Agreement) and to qualify the exchange as a like-kind exchange under Section 1031 of the Internal Revenue Code;
WHEREAS, a sale of the Exchange Property was consummated by
Facilitator;
WHEREAS, the Net Exchange Property Proceeds (as defined in the Exchange Agreement) from the sale of the Exchange Property are being held by Facilitator for the purchase of the Replacement
Property;
WHEREAS, Exchangor identified a Replacement Property within the Identification Period described in the Exchange Agreement, and
Exchangor and      [Seller]          have entered into a certain
agreement for the purchase by Exchangor of the Replacement Property (the "Purchase Agreement");
WHEREAS, in order to comply with the regulations promulgated under
Section 1031 of the Internal Revenue Code, Exchangor desires to assign the Purchase Agreement to Facilitator; and
WHEREAS, capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Exchange Agreement;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and pursuant to the Exchange Agreement, Exchangor hereby assigns to Facilitator, and Facilitator hereby accepts from Exchangor, all of Exchangor's right, title and interest in and to the Purchase Agreement;
provided that Facilitator incurs no liability by virtue of such assignment other than the obligation to receive and deliver the Net Exchange Property Proceeds and documents in accordance with the Exchange Agreement and that all representations, warranties and obligations of the Exchangor under the Purchase Agreement remain the sole obligation of the Exchangor, and further provided that the seller under the Purchase Agreement acknowledges in writing this limitation on Facilitator's liability thereunder. A copy of said Purchase Agreement is attached hereto as Exhibit A.
IN WITNESS WHEREOF, the undersigned have executed this instrument this _____ day of _________________, 2002.
DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
By:    Decade Companies, General Partner
  By:  Decade 80, Inc., General Partner
       By:__________________________
  By:________________________________
  Jeffrey Keierleber, General Partner
ASSOCIATED BANK MILWAUKEE
By:
Print Name:
Title:
                            EXHIBIT F
                     , 2002
       [Seller]

Re:    Notice of Assignment and Letter of Direction for Direct
Transfer of Replacement Property
Dear   [Seller]    :
The purpose of this letter is to give you notice that the interest of Decade Companies Income Properties, a Limited Partnership in that certain Purchase and Sale Agreement executed by ______________________________ and _________________________, dated
________________ (the "Agreement") with respect to the purchase by Decade Companies Income Properties, a Limited Partnership of certain real property more particularly described on Exhibit A attached hereto, a copy of which Agreement is attached hereto as Exhibit B, has been assigned to ASSOCIATED BANK MILWAUKEE, and ASSOCIATED BANK MILWAUKEE has agreed to facilitate a like-kind exchange with respect to such property under Section 1031 of the Internal Revenue Code for the benefit of Decade Companies Income Properties, a Limited Partnership; provided that Facilitator incurs no liability by virtue of such assignment other than the obligation to receive and deliver the Net Exchange Property Proceeds and documents in accordance with the Exchange Agreement and that all representations, warranties and obligations of the Exchangor under the Agreement remain the sole obligation of the Exchangor and further provided that the seller under the Agreement acknowledges in writing this limitation on Facilitator's liability thereunder. Notwithstanding such assignment, in order to reduce closing expenses, this letter hereby directs you to transfer the above-referenced property by executing a Warranty Deed and other customary closing documents in the name of Decade Companies Income Properties, a Limited Partnership pursuant to the terms of the Agreement, and by delivering the executed Warranty Deed and other customary closing documents to ASSOCIATED BANK MILWAUKEE which shall deliver them to Decade Companies Income Properties, a Limited Partnership.
ASSOCIATED BANK MILWAUKEE
By:
Print Name:
Title:
DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
By:    Decade Companies, General Partner
  By:  Decade 80, Inc., General Partner
       By:
  By:
  Jeffrey Keierleber, General Partner
The foregoing is acknowledged and agreed to this ______ day of _______________, 2002.
       [Seller]
Print Name:
Title:
                            EXHIBIT A
[Insert Legal Description]
                            EXHIBIT G
COPY OF PURCHASE AND SALE AGREEMENT
EXHIBIT 10.34
January __, 2002
T.P. Meadows Apartments, LLC
c/o Comprehensive Management Services, Inc.
1996 S. Kirk Road   Suite 320
Geneva, IL 60134
Re:    Notice of Assignment of Purchase and Sale Agreement relating to real estate in the City of Madison, Wisconsin legally described on attached Exhibit A
Gentlemen:
The purpose of this letter is to give you notice that the interest of Decade Companies Income Properties, a Limited Partnership in that certain Purchase and Sale Agreement consisting of an Option to Purchase dated September 10, 2001, which option was exercised by Notice dated September 28, 2001 and assigned by Buyer to T.P. Meadows Apartments, LLC, with respect to that certain real property referenced above, a copy of which agreement is attached hereto as Exhibit A (the "Sale Agreement"), has been assigned to ASSOCIATED BANK MILWAUKEE and ASSOCIATED BANK MILWAUKEE has agreed to facilitate a like-kind exchange with respect to such real property under Section 1031 of the Internal Revenue Code for the benefit of Decade Companies Income Properties, a Limited Partnership, provided that Facilitator incurs no liability by virtue of such assignment other than the obligation to receive and deliver the Net Exchange Property Proceeds and documents in accordance with the Exchange Agreement and that all representations, warranties and obligations of the Exchangor under the Sale Agreement remain the sole obligation of the Exchangor.
Sincerely,
ASSOCIATED BANK MILWAUKEE
By:
  John Hoffman, Vice President
EXCHANGOR:
DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
By:    Decade Companies, General Partner
  By:  Decade 80, Inc., General Partner
       By:
  By:
       Jeffrey Keierleber, General Partner
The foregoing is acknowledged and agreed to this 30th day of
January, 2002.
BUYER:
T.P. MEADOWS APARTMENTS, LLC
By:    Taylor Place, LLC, its Managing Member
By:    Kollinger Management Corporation, its Manager
     By:/s/ Hebert H. Kollinger
        Hebert H. Kollinger, its President
EXHIBIT A
PARCEL A:
Lot One (1) of Certified Survey Map No. 2982 recorded in the Dane County Register of Deeds Office in Volume 11 of Certified Survey Maps, page 399, as Document No. 1593404, in the City of Madison, Dane County, Wisconsin.
PARCEL B:
Lot Two (2) of Certified Survey Map No. 1872 recorded in the Dane County Register of Deeds Office in Volume 7 of Certified Survey Maps, page 312, as Document No. 1450832, in the City of Madison, Dane County, Wisconsin.
PARCEL C:
Lots Two (2) and Three (3) of Certified Survey Map No. 2982 recorded in the Dane County Register of Deeds Office in Volume 11 of Certified Survey Maps, page 399, as Document No. 1593404, in the City of Madison, Dane County, Wisconsin.

EXHIBIT 10.35
January 29, 2002
Decade Companies Income Properties, a Limited Partnership
250 Patrick Boulevard
Suite 140
Brookfield, WI  53045
Attn: Mr. Jeffrey Keierleber
Re:    Letter of Direction for Direct Transfer of real estate in the
City of Madison, Wisconsin legally described on attached Exhibit A Dear Mr. Keierleber:
It is understood that on January 28, 2002, Decade Companies Income Properties, a Limited Partnership and the undersigned entered into an Exchange Agreement, wherein the undersigned agreed to facilitate the exchange of certain real property referenced above, more particularly described on Exhibit A to the Exchange Agreement (hereinafter the "Exchange Property") for one or more replacement properties to be identified by Decade Companies Income Properties, a Limited Partnership, and wherein Decade Companies Income Properties, a Limited Partnership assigned to the undersigned its interest in a Purchase and Sale Agreement, consisting of an Option to Purchase executed by Decade Companies Income Properties, a Limited Partnership, as Seller, and Comprehensive Management Services, Inc., as Buyer, relating to the Exchange Property, which option was exercised by Notice dated September 28, 2001, and assigned by Buyer to T.P. Meadows Apartments, LLC.
In order to reduce closing expenses, and pursuant to the Exchange Agreement, this letter hereby directs you to transfer the Exchange Property to the buyer specified in the Purchase and Sale Agreement, by executing a Warranty Deed and other customary closing documents in the name of such buyer, pursuant to the terms of said Purchase and Sale Agreement, and by delivering the executed Warranty Deed and other customary closing documents to Associated Bank Milwaukee, which shall deliver them to the buyer.
ASSOCIATED BANK MILWAUKEE
By:
  John Hoffman, Vice President
                           EXHIBIT A
PARCEL A:
Lot One (1) of Certified Survey Map No. 2982 recorded in the Dane County Register of Deeds Office in Volume 11 of Certified Survey Maps, page 399, as Document No. 1593404, in the City of Madison, Dane County, Wisconsin.
PARCEL B:
Lot Two (2) of Certified Survey Map No. 1872 recorded in the Dane County Register of Deeds Office in Volume 7 of Certified Survey Maps, page 312, as Document No. 1450832, in the City of Madison, Dane County, Wisconsin.
PARCEL C:
Lots Two (2) and Three (3) of Certified Survey Map No. 2982
recorded in the Dane County Register of Deeds Office in Volume 11
of Certified Survey Maps, page 399, as Document No. 1593404, in the City of Madison, Dane County, Wisconsin.

EXHIBIT 10.36
BILL OF SALE
DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP, a Limited Partnership ("Seller") hereby conveys to T.P. MEADOWS APARTMENTS, LLC ("Buyer") for good and valuable consideration all of Seller's interest in the personal property described on attached Exhibit A (the "Personal Property") as such Personal Property is owned by the Seller and located at that certain property known as Meadows II, Phases II, III & IV, 225 Thompson Drive, Madison, Wisconsin.
Seller warrants and represents that Seller owns the Personal Property free and clear of liens and encumbrances and that Seller has good right to sell same. This warranty applies to title only and no warranty is made as to physical condition or fitness for any particular purpose as all Personal Property is conveyed "AS-IS, WHERE-IS, AND WITH ALL FAULTS."
This Bill of Sale may be executed in counterparts.
Dated this 31st day of January, 2002.
SELLER:
DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
By:    Decade Companies, General Partner
  By:  Decade 80, Inc., General Partner
       By:___________________________
  By:_________________________________
       Jeffrey Keierleber,  General Partner
BUYER:
T.P. MEADOWS APARTMENTS, LLC
By:    Taylor Place, LLC, its Managing Member
By:    Kollinger Management Corporation, its Manager
  By:
     Hebert H. Kollinger, its President
EXHIBIT A
LIST OF PERSONAL PROPERTY
MEADOWS II
Model
1      sofa
1      love seat
1      area rug
1      glass coffee table
1      tv stand
1      fica plant
1      wire sack chair/hassock
1  bamboo floor lamp
1      bamboo table lamp
5      pictures
1      sofa table
1      small radio
1      dining room table with 4 metal chairs
  miscellaneous kitchen items (decorative)
  miscellaneous bathroom items including decorative towels
1 metal bed
1      metal bedside table
2      high boys
  assorted bedding
1 platform bed
1      dresser
1 chest
2      bed tables
2      lamps
  miscellaneous closet items
  assorted bedding
Appliances
315    stoves (electric) (no stove in office)
316    refrigerators
316    a/c wall
315    hood fans (no hood fan in office)
310    dishwashers (no dishwashers in handicap apartments)
Columbia Par Cart (golf cart)
MEADOWS II
Office
1 oak desk (L-shaped)
2 mahogany desks (L-shaped)
1 metal desk (L-shaped)
5      desk chairs
1      round table
6      file cabinets
1 lateral file cabinet
11     armed guest chairs
1 computer table
2 sofa tables
1 artist rendering of site
1 clock
4 desk lamps
2 larger chairs
2 wicker chairs
1 wicker end table
1 mahogany end table
1 small file
1 copier
1 fax machine
1 computer
1 printer
1 scanner
1 TV
1 phone system
1 microwave
1 coffee maker
2 vacuums
1 stool
2 typewriters (1 broken)
MEADOWS II
Maintenance/Grounds
1 4 gallon air compressor
1 50" hose
1      Paslode air nailer
1 Echo hedge trimmer
1 Echo pole saw and trimmer
1 Sthil backpack blower
1 Van Guard power washer
1      Ilco key machine
1 appliance dolly
1 Echo weed eater
1 Simplex time clock
1 Toro wheel horse tractor
1 blower for wheel horse
1 8-horse 924 Ariens snow blower
1 10-horse Ariens snow blower
1 salt spreader
  assorted shovels, broom and rakes
1 wind screen for tennis court
1 volleyball net
1 tennis net
1  pager
1 Oreck vacuum cleaner
1      small Oreck hand vacuum cleaner
Pool
4 picnic tables
16     pool chairs
1 table
1 umbrella for table

EXHIBIT 10.37
ASSIGNMENT OF LEASES AND SECURITY DEPOSITS
THIS ASSIGNMENT OF LEASES AND SECURITY DEPOSITS, made as of this
 31ST day of January, 2002 by and between DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP (hereinafter "Assignor") and T.P. MEADOWS APARTMENTS, LLC (hereinafter "Assignee").
WITNESSETH:
WHEREAS, Assignor is the owner of certain real property legally described on attached Exhibit A known as Meadows II, Phases II, III
& IV, 225 Thompson Drive, Madison, Wisconsin (hereinafter the
"Property");
WHEREAS, the Property is subject to certain leases set forth on attached Exhibit B (the "Leases") with tenants (individually the "Tenant" and collectively the "Tenants"); and
WHEREAS, the Assignor is holding security deposits paid by the Tenants (hereinafter the "Security Deposits") in the amount of $54,338.50 as set forth on Exhibit B attached hereto.
NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Assignor and the Assignee hereby agree as follows:
1. Assignment. The Assignor hereby assigns and transfers to the Assignee all of its right, title and interest in the Leases and Security Deposits, and delivers to the Assignee all of the original Leases and Security Deposits.
2. Acceptance and Assumption. The Assignee accepts the assignment made hereby, acknowledges receipt of the Security Deposits and assumes and agrees to perform, as a direct obligation to the
Tenants, all duties and obligations arising on and after the date hereof, required to be performed by the Assignor under the Leases to the same extent as if the Assignee had been an original party thereto and Assignor shall have no liability with respect to duties and obligations arising on and after the date hereof. The Assignee shall indemnify and hold the Assignor harmless with respect to claims asserted by Tenants on and after the date hereof. The Assignor shall indemnify and hold the Assignee harmless with respect to claims asserted by Tenants prior to the date hereof.
3. Successors and Assigns. This Assignment of Leases and Security Deposits shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.
4. Counterparts. This Assignment of Leases and Security Deposits may be executed in counterparts.
IN WITNESS WHEREOF, the parties have executed this Assignment on the date first above written.
ASSIGNOR:
DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
By:    Decade Companies, General Partner
  By:  Decade 80, Inc., General Partner
       By:/s/ Jeffrey Keierleber
  By:/s/ Jeffrey Keierleber
  Jeffrey Keierleber,  General Partner
ASSIGNEE:
T.P. MEADOWS APARTMENTS, LLC
By:    Taylor Place, LLC, its Managing Member
By:    Kollinger Management Corporation, its Manager
  By:/s/ Hebert H. Kollinger
       Hebert H. Kollinger, its President
                            EXHIBIT A
LEGAL DESCRIPTION
PARCEL A:
Lot One (1) of Certified Survey Map No. 2982 recorded in the Dane County Register of Deeds Office in Volume 11 of Certified Survey Maps, page 399, as Document No. 1593404, in the City of Madison,
Dane County, Wisconsin.
PARCEL B:
Lot Two (2) of Certified Survey Map No. 1872 recorded in the Dane County Register of Deeds Office in Volume 7 of Certified Survey
Maps, page 312, as Document No. 1450832, in the City of Madison,
Dane County, Wisconsin.
PARCEL C:
Lots Two (2) and Three (3) of Certified Survey Map No. 2982
recorded in the Dane County Register of Deeds Office in Volume 11
of Certified Survey Maps, page 399, as Document No. 1593404, in the City of Madison, Dane County, Wisconsin.
                            EXHIBIT B
TENANT LIST AND SECURITY DEPOSIT LIST

EXHIBIT 10.38
ASSIGNMENT OF CONTRACTS
THIS ASSIGNMENT OF CONTRACTS, made as of this 31st day of January, 2002 by and between DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP (hereinafter "Assignor") and T.P. MEADOWS APARTMENTS, LLC (hereinafter "Assignee").
WITNESSETH:
WHEREAS, Assignor is the owner of certain real property legally described on attached Exhibit A known as Meadows II, Phases II, III & IV, 225 Thompson Drive, Madison, Wisconsin (hereinafter the "Property"); and
WHEREAS, the Property is subject to certain Contracts (the "Contracts"), which Contracts are set forth on attached Exhibit B.

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Assignor and the Assignee hereby agree as follows:
1. Assignment. The Assignor hereby assigns and transfers to the Assignee all of its right, title and interest in the Contracts and the Assignor acknowledges receipt of copies thereof.
2. Acceptance and Assumption. The Assignee accepts the assignment made hereby, and assumes and agrees to perform, as a direct obligation all obligations on and after the date hereof required to be performed by the Assignor under the Contracts, to the same extent as if the Assignee had been an original party thereto and Assignor shall have no liability with respect to duties and obligations arising on and after the date hereof. The Assignee shall indemnify and hold the Assignor harmless with respect to all duties and obligations of the Assignee under the Contracts arising on and after the date hereof.  The Assignor shall indemnify and hold the Assignee harmless with respect to all duties and
obligations of the Assignor under the Contracts arising prior to the date hereof.
3. Successors and Assigns. This Assignment of Contracts shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.
4.     Counterparts.  This Assignment of Contracts may be executed in counterparts.
IN WITNESS WHEREOF, the parties have executed this Assignment on the date first above written.
ASSIGNOR:
DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
By:    Decade Companies, General Partner
By:    Decade 80, Inc., General Partner
By:/s/ Jeffrey Keierleber
  By:/s/ Jeffrey Keierleber
Jeffrey Keierleber, General Partner
ASSIGNEE:
T.P. MEADOWS APARTMENTS, LLC
By:    Taylor Place, LLC, its Managing Member
By:    Kollinger Management Corporation, its Manager
  By:/s/Hebert H. Kollinger
       Hebert H. Kollinger, its President
                            EXHIBIT A
LEGAL DESCRIPTION
PARCEL A:
Lot One (1) of Certified Survey Map No. 2982 recorded in the Dane County Register of Deeds Office in Volume 11 of Certified Survey Maps, page 399, as Document No. 1593404, in the City of Madison,
Dane County, Wisconsin.
PARCEL B:
Lot Two (2) of Certified Survey Map No. 1872 recorded in the Dane County Register of Deeds Office in Volume 7 of Certified Survey
Maps, page 312, as Document No. 1450832, in the City of Madison,
Dane County, Wisconsin.
PARCEL C:
Lots Two (2) and Three (3) of Certified Survey Map No. 2982
recorded in the Dane County Register of Deeds Office in Volume 11
of Certified Survey Maps, page 399, as Document No. 1593404, in the City of Madison, Dane County, Wisconsin.
                            EXHIBIT B
                        LIST OF CONTRACTS
                        SERVICE CONTRACTS
                    THE MEADOWS II APARTMENTS
                        MADISON, WISCONSIN
                         JANUARY 17, 2002
             SERVICE                  CONTRACTOR
Lawn Service                    Eric's Lawn Maintenance
Weed and Feed                   Tru-Green Chemlawn
Snow Removal                    Midthun Company, Inc.
Pest Control                    Wil-Kil Pest Control
Laundry                         Commercial Laundry Corp.
Waste Removal                   Green Valley Disposal
Water Softner Rental       Fox Water (Do not have a copy
                           of contract to send)
Advertising                Start Renting
Advertising                Ameritech (Directory Advertising)
Advertising                Madison Newspapers
Advertising                The Apartment Showcase
Security                        JBM Patrol & Protection
Cleaning Service           Statewide Building Services
Credit Checks                   CSC Credit Services